EXHIBIT 10.2

Business Confidential Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 003

AMENDMENT No. 003, signed as of July 23, 2014, to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the “CONTRACT”), by and between United States Enrichment Corporation (“USEC”) and Joint Stock Company “Techsnabexport” (“TENEX”). USEC and TENEX are referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CONTRACT.

Whereas, USEC has ordered for Delivery under the CONTRACT in *****, certain EUP to be Physically Delivered in ***** for shipment to *****;

Whereas, the Customer of USEC requests that analysis of the samples of the aforementioned EUP be conducted in *****;

Whereas, TENEX and USEC desire to amend accordingly certain terms and conditions of the CONTRACT to be applicable to the aforementioned Delivery only;

Now therefore the Parties agree as follows:

SECTION 1. Article 5 of the CONTRACT is hereby amended by adding a new Section 5.07, as follows:

“5.07	The following special terms shall apply to the nominal ***** ordered by USEC on ***** for Delivery in the first half of *****:

(a)	*****

(b)
The quality analysis of samples representing the EUP in the ***** shall be conducted by the *****. USEC shall inform TENEX of the acceptability of the quality of the EUP in the samples within one (1) calendar week of receiving information on the results of the analysis. If the quality is not acceptable, the EUP shall not be transported until the Parties can confirm that the EUP in the type 30B Cylinders is Conforming Material.

(c)
Notwithstanding Paragraph 2.0 of the Addendum to Appendix E1, or any other provision of the CONTRACT regarding samples, TENEX shall arrange for sufficient samples to be taken so that, in addition to any samples taken by *****

(as defined in Section 5.07(d)) for its own analysis or to be held as Official Samples, ***** Sample Containers filled with EUP are taken from each 30B type Cylinder in the ***** to be provided to ***** for testing by *****.

(d)
TENEX shall render to USEC services of organizing the transportation of ***** Sample Containers representing the EUP in the ***** and the transportation of ***** from the place of EUP production, *****, to the *****. The cost of the Services shall be USD *****, including *****. The Services shall be considered rendered by TENEX on the date when the dispatch note has been sealed by *****. TENEX shall provide written confirmation from ***** that the ***** Sample Containers and the *****.

(e)
Notwithstanding the provisions of the CONTRACT, the Delivery Date for filled ***** Sample Containers and ***** transported therewith shall be the *****. In the relations between USEC and TENEX, title to, and risk of loss of or damage to, EUP contained in ***** Sample Containers, as well as risk of loss of or damage to the ***** Sample Containers and ***** transported therewith, shall transfer to USEC at the moment when the ***** Sample Containers and ***** are consigned to the *****.

(f)
TENEX shall prepare for signing by the Parties an Acceptance Report for the Services rendered by TENEX as per Section 5.07(d) above, as well as a Delivery Receipt indicating the Delivery Date for the ***** Sample Containers and ***** transported therewith. Both documents shall be executed in duplicate, one copy for each of the Parties. It is understood that these documents are only applicable to the Delivery of the ***** Sample Containers and *****transported therewith, and not the EUP in the *****, which shall be Delivered under the other provisions of the CONTRACT, including Article 5 and Appendix E-1.

(g)
TENEX shall provide USEC with copies of the CQQs for the EUP in the ***** Sample Containers (see Appendix F1-2 of this CONRACT) from the ***** not later than the date of the dispatch of the filled ***** Sample Containers from the ***** to the *****. Copies of the CQQs shall be sent to the email address of USEC in Section 16.01(a), with a copy to *****. USEC shall confirm by email to the email address of TENEX in Section 16.01(b)(ii) the receipt of the CQQs.

(h)
Regarding the EUP in the ***** Sample Containers only, notwithstanding anything to the contrary in the provisions of Paragraph E1-7, the notification period stipulated in Paragraph E1-7 with respect to such EUP shall be ***** after the date USEC receives the results of the ***** and ***** analyses. As to the EUP in 30B type Cylinders in the *****, the notification periods stipulated in Paragraph E1-7 shall continue to apply.

(i)	Transportation of the EUP in 30B type Cylinders in *****, shall start only after

(A) receipt by USEC of copies of CQQs for the EUP in the filled Cylinders (see Appendix F1-1 of the CONTRACT), confirming that such EUP is Conforming Material, and (B) receipt by TENEX of USEC’s written notification under Section 5.07(b). If the CQQs for the EUP in the filled Cylinders have been provided to USEC, but the notification from USEC referred to in the prior sentence has not been received by TENEX by *****, then starting from *****, the Parties shall discuss the disposition of the Material. Pending transportation to St. Petersburg, TENEX shall be entitled to charge to USEC *****, until the notification is received, provided, however, that notwithstanding the first sentence of this Section 5.07(i), if the EUP is Conforming Material and the shipment otherwise meets all requirements of the CONTRACT, TENEX shall, with notice to USEC, ship the EUP to ***** in St. Petersburg beginning from ***** and USEC shall take Physical Delivery of the EUP, F.O.B. USEC’s Vessel St. Petersburg, Russia under Article 5 of the CONTRACT, not later than the end of *****. TENEX shall not unreasonably withhold or delay its consent to alternative arrangements regarding this EUP if proposed by USEC to ensure full compliance with applicable ***** export licenses and approvals provided all costs associated with such arrangements are borne by USEC, but absent a proposal by USEC to which TENEX agrees, USEC shall take delivery, F.O.B. USEC’s Vessel St. Petersburg, Russia by the end of *****.

(j)
In view of Russian tax legislation and the fact that the Services and the Delivery of the EUP in ***** Sample Containers to USEC shall be carried out on the territory of the Russian Federation, all amounts in TENEX invoices for the Services and such EUP will include the amount of the *****. USEC shall pay amounts invoiced for the Services ***** within ***** after receipt of a duly executed original invoice from TENEX, and amounts invoiced for such EUP (including applicable *****) shall be paid in ***** after the Delivery Date. The invoices for Services and EUP in ***** Sample Containers, which shall be issued not earlier than the *****, shall be deemed to be received by USEC upon their receipt by email. Payment shall be made by wire transfer of immediately available U.S. dollar funds.

(k)
In addition to the CQQs, TENEX shall provide USEC with the UF6 Shipments Worksheet and a Nuclear Transaction Report, the forms of which are provided in Appendix 1 to Amendment No. 003 to the CONTRACT. These documents shall indicate the TENEX contract number, the USEC contract number and the number of the contract between USEC and its Customer - *****. If requested by USEC, TENEX shall request ***** to provide the laboratory report supporting the data contained in the CQQs provided to USEC.

SECTION 2. This Amendment No. 003 shall apply only to relations of the Parties with respect to the ***** and the Services and shall not anyhow affect terms and conditions governing other Deliveries under the CONTRACT. Except as specifically contemplated by this Amendment, the CONTRACT shall fully apply to relations of the Parties with respect to the ***** and Delivery of filled ***** Sample Containers. In case of any contradictions between the provisions of the

CONTRACT and of this Amendment, the provisions of this Amendment shall prevail.

SECTION 3. This Amendment No. 003 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 003 as of the date first written above.

UNITED STATES ENRICHMENT        JOINT STOCK COMPANY
CORPORATION                    “TECHSNABEXPORT”

By:    /s/ Philip G. Sewell                By:    /s/ Oleg I. Kozin

Name: Philip G. Sewell                Name: Oleg I. Kozin

Position: Senior Vice President            Position: Acting First Deputy
Director General

UF6 SHIPMENTS – WORKSHEET

ОТГРУЗКИ UF6 - ВЕДОМОСТЬ

Report:

Отчет:

RIS: UEIP

РИС: УЭХК

Contract: 08843672/110033-051, EC-SC01-11-UE-03127. USEC Client Contract No. *****

Контракт: 08843672/110033-051, EC-SC01-11-UE-03127. № контракта с клентом *****

Order No: Order of *****

Заказ № Заказ от *****

Customer: United States Enrichment Corporation

Заказчик: United States Enrichment Corporation

Reactor: -

Реактор: -

Order Number	Cylinder Number	Gross Cylinder Weight	Cylinder Tare Weight	Net. Product Weight	Purity	Assay	Kg	Kg U-235	GBq	Copackaged Orders
Номер Заказа	Номер Контейнера	Вес Брутто Контейнера	Вес Тары Контейнера	Вес Нетто Продукта	Чистота	Обогащение	кг	Кг U-235		
*****										-
Totals										
Итого										

PRODUCT QUALITY CERTIFICATION

СЕРТИФИКАЦИЯ КАЧЕСТВА ПРОДУКТА

The Enriched Uranium contained in the above listed cylinders meets the ASTM specification C996-90 for enriched uranium from commercial natural feed. This specifies U-234 less than or equal to 10,000 micrograms per gram U-235; U-236 less than or equal to 5.000 micrograms per gram U-235; and Tc99 less than or equal to .20 micrograms per gram of U-235. ASTM C996-90 also assumes that if the U-236 concentration is less than 2,500 micrograms per gram U-235, then U-232 will be less than or equal to 0.002 micrograms per gram U-235 although U-232 is not measured.

Обогащенный Уран, содержащийся в вышеперечисленных контейнерах соответствует спецификации ASTM C996-90 на обогащенный уран, произведенный из коммерческого природного сырья. Этим обуславливается, что U-234 меньше или равен 10 000 микрограммам на грамм U-235; ; U-236 меньше или равен 5 000 микрограммам на грамм U-235; и Tc99 меньше или равен .20 микрограммам на грамм U-235. ASTM C996-90 также предполагает, что, если концентрация U-236 меньше 2,500 микрограммам на грамм U-235, то U-232 будет меньше или равен 0.002 микрограммам на грамм U-235, хотя U-232 не измеряется.

United States Enrichment Corporation

Manager, Customer Order Management

Обогатительная Корпорация США

Менеджер, Управление Клиентскими Заказами ______________________________ Date:

Дата:

Run Date:

Дата выполнения:

DOCUMENT НАЗВАНИЕ	CONSIGNOR/ ГРУЗООТПРАВИТЕЛЬ/	CONSIGNEE ГРУЗОПОЛУЧАТЕЛЬ	SHIPPER ПОСТАВЩИК	DOCUMENT No. ДОКУМЕНТ №	
Nuclear transaction Report Отчет о о передаче ядерных материалов Contract 08843672/110033-051, EC-SC01-11-UE-03127. USEC Client Contract No. *****	*****, Russian Federation *****, Российская Федерация	***** *****	JSC Techsnabexport 115184, Moscow, Ozerkovskaya nab., 28 bld 3, Russia ОАО "Техснабэкспорт" 115184 Москва Озерковская наб., д. 28, стр. 3	Issuing Officer Сотрудник с правом выдачи документа	
				Despatch Date Дата отправки	

DESCRIPTION ОПИСАНИЕ	%U235 Содержание U235 в процентах	GROSS WEIGHT (Kgs) ВЕС БРУТТО (в кг)	TARE WEIGHT (Kgs) ВЕС ТАРЫ (в кг)	NET WEIGHT (Kgs) ВЕС НЕТТО (в кг)	URANIUM WEIGHT (Kgs) ВЕС УРАНА (В кг)	U235 WEIGHT (Kgs) ВЕС U235 (в кг)
TOTALS ИТОГО				0	0	0.000

NOTE
ПРИМЕЧЕНИЕ

SAFEGUARDS DATA ИНФОРМАЦИЯ ПО ГАРАНТИЯМ	
Material type Тип матерала	Low Enriched UF6
Shipper's Measurement Измерения поставщика	Measurement by *****
Issuing Facility Выпускающее Предприятие	*****, Russia
No. of items Количество позиций	*****
Material Description Описание материала	30B cylinders
Country of Obligation Страна обязательств	Russian Federation

RECEIPT FOR CARRIER КВИТАНЦИЯ ДЛЯ ПЕРЕВОЗЧИКА	
Signature Подпись	
Date received Дата получения